Colfax®

Second Quarter 2010 Earnings Call

July 28, 2010

Forward-Looking Statements

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K under the caption "Risk Factors". In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q2 2010 Highlights

- Adjusted net income of $7.6 million (18 cents per share) compared to $8.5 million (20 cents per share) in Q2 2009
- Net sales of $123.0 million compared to $129.2 million in Q2 2009, a decrease of 4.8% (organic decline of 3.1%)
- Adjusted operating income of $13.0 million compared to $14.3 million in Q2 2009, including negative currency effects of $0.3 million
- Second quarter orders of $155.6 million compared to $120.5 million in Q2 2009, an increase of 29.1% (organic increase of 30.6%)
- Backlog of $297.1 million

Q2 2010 Highlights Continued

- Business climate improving
  - Organic sales down modestly at 3%
    - Defense and general industrial up but offset by declines in other markets
  - Robust organic order growth – up 31%
    - Growth in commercial marine, power generation, general industrial and oil & gas
    - Strengthening in U.S., Europe and Asia
    - Book to bill 1.3 – highest level since beginning of 2008
  - Gross profit margin increased slightly to 35%, despite decline in sales
- Solid sequential results
  - Organic sales up 8%; growth in all markets
  - Organic orders up 35%; growth in all markets
  - General industrial orders have increased 4 consecutive quarters

Orders and Backlog

Orders


$400.0
$300.0
$200.0
$100.0
$0.0
$120.5
$155.6
$243.6
$275.1
Q2 2009
Q2 2010
YTD 2009
YTD 2010

	Q2 2009	Q2 2010	YTD 2009	YTD 2010
Existing Businesses	--	30.6 %	--	11.0%
Acquisitions	--	0.8%	--	0.7%
FX Translation	--	(2.3)%	--	1.2%
Total Growth	--	29.1 %	--	12.9%

Backlog


$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$302.8
$368.8
$398.9
$400.3
$349.0
$322.3
$328.9
$325.3
$290.9
$281.3
$297.1
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010

Note: Dollars in millions.

Revenue and Adjusted Operating Income

Revenue


$300.0
$200.0
$100.0
$0.0
$129.2
$123.0
$265.5
$242.9
Q2 2009
Q2 2010
YTD 2009
YTD 2010

	Q2 2009	Q2 2010	YTD 2009	YTD 2010
Existing Businesses	--	(3.1)%	--	(10.3)%
Acquisitions	--	0.8%	--	0.6%
FX Translation	--	(2.5)%	--	1.2%
Total Growth (Decline)	--	(4.8)%	--	(8.5)%

Adjusted Operating Income (1)


$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$14.3
$13.0
$31.4
$23.2
Q2 2009
Q2 2010
YTD 2009
YTD 2010

	Q2 2009	Q2 2010	YTD 2009	YTD 2010
% Margin	11.1%	10.5%	11.8%	9.6%

(1) Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Q2 2010 Sales and Orders by End Market

Sales: $123.0 million


Defense
10%
Power
Generation
13%
General
Industrial
36%
Oil & Gas
14%
Commercial
Marine
27%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	(6)%	(8)%
Oil & Gas	(25)%	(22)%
Power Generation	(12)%	(9)%
Defense	19%	20%
General Industrial	4%	8%
Total	(5)%	(3)%

Orders: $155.6 million


Defense
15%
General
Industrial
32%
Power
Generation
15%
Oil & Gas
17%
Commercial
Marine
21%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	115%	107%
Oil & Gas	8%	9%
Power Generation	51%	57%
Defense	(22)%	(21)%
General Industrial	40%	45%
Total	29%	31%

2010 YTD Sales and Orders by End Market

Sales: $242.9 million



Defense
10%
Power
Generation
14%
General
Industrial
37%
Oil & Gas
12%
Commercial
Marine
27%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	(10)%	(16)%
Oil & Gas	(31)%	(31)%
Power Generation	(10)%	(10)%
Defense	24%	24%
General Industrial	(4)%	(4)%
Total	(9)%	(10)%

Orders: $275.1 million



Defense
14%
Power
Generation
13%
General
Industrial
35%
Oil & Gas
14%
Commercial
Marine
24%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	79%	66%
Oil & Gas	(7)%	(8)%
Power Generation	7%	9%
Defense	(31)%	(30)%
General Industrial	25%	24%
Total	13%	11%

2010 Q2 vs. 2010 Q1 Sales and Orders by End Market

Sales

	Total Growth (Decline)	Organic Growth
Commercial Marine	(4)%	3%
Oil & Gas	35%	40%
Power Generation	(2)%	3%
Defense	6%	6%
General Industrial	(1)%	5%
Total	3%	8%

Orders

	Total Growth (Decline)	Organic Growth
Commercial Marine	(2)%	3%
Oil & Gas	101%	103%
Power Generation	87%	97%
Defense	75%	78%
General Industrial	5%	11%
Total	30%	35%

Sales & Orders Growth (Decline)

	Q210 Y-o-Y		Q210 YTD Y-o-Y		Q210 Sequential	
	Total	Organic	Total	Organic	Total	Organic
Sales	(6)%	(8)%	(10)%	(16)%	(4)%	3%
Orders	115%	107%	79%	66%	(2)%	3%

Colfax Q2 10 Sales Split


27% Comm. Marine

Highlights and Outlook

- Orders continuing to rebound from low levels
- Cancellations were $3 million in Q2 2010 vs. $9 million in Q2 2009; $6 million YTD 2010 vs. $18 million YTD 2009; delivery extensions continuing
- Approximately 10,000 ships on order at shipyards
- Focusing on aftermarket sales & service including opportunities related to changing environmental regulations

Colfax Q2 10 Orders Split


21% Comm. Marine

Sales & Orders Growth (Decline)

	Q210 Y-o-Y		Q210 YTD Y-o-Y		Q210 Sequential	
	Total	Organic	Total	Organic	Total	Organic
Sales	(25)%	(22%)	(31)%	(31)%	35%	40%
Orders	8%	9%	(7)%	(8)%	101%	103%

Colfax Q2 10 Sales Split


14% O&G

Colfax Q2 10 Orders Split


17% O&G

Highlights and Outlook

- New project orders beginning to book; very strong sequential growth
- Quoting activity continuing to increase
- Solid activity in Latin America, Middle East, Canada and Asia

Power Generation Market Perspective

Sales & Orders Growth (Decline)

	Q210 Y-o-Y		Q210 YTD Y-o-Y		Q210 Sequential	
	Total	Organic	Total	Organic	Total	Organic
Sales	(12)%	(9%)	(10)%	(10)%	(2)%	3%
Orders	51%	57%	7%	9%	87%	97%

Colfax Q2 10 Sales Split


13% Power Gen.

Highlights and Outlook

- Solid order growth
- Several new infrastructure projects underway in Asia & Middle East
- Continue to focus on expanding presence in Asia

Colfax Q2 10 Orders Split


15% Power Gen.

Sales & Orders Growth (Decline)

	Q210 Y-o-Y		Q210 YTD Y-o-Y		Q210 Sequential	
	Total	Organic	Total	Organic	Total	Organic
Sales	19%	20%	24%	24%	6%	6%
Orders	(22)%	(21)%	(31)%	(30)%	75%	78%

Colfax Q2 10 Sales Split


10% Defense

Colfax Q2 10 Orders Split


15% Defense

Highlights and Outlook

- Sales up in Q2 2010 due to increase in navy defense funding in U.S.
- Orders down in Q2 2010 due to large orders booked in first half 2009 related to seven Virginia class subs
- Solid backlog
- ROW navies also expanding (projects in several European countries, Brazil, Australia, India and Malaysia)

General Industrial Market Perspective

Sales & Orders Growth (Decline)

	Q210 Y-o-Y		Q210 YTD Y-o-Y		Q210 Sequential	
	Total	Organic	Total	Organic	Total	Organic
Sales	4%	8%	(4)%	(4)%	(1)%	5%
Orders	40%	45%	25%	24%	5%	11%

Colfax Q2 10 Sales Split


36% General Industrial

Colfax Q2 10 Orders Split


32% General Industrial

Highlights and Outlook

- Sales up for the quarter; robust order growth
- Significant growth in 2Q led by increases in orders in the chemical, machinery support, diesel engine and distribution submarkets
- Order strength is broad based including Europe, China and Latin America
- Aftermarket improving – deferred maintenance spending

- Sales shipped to Europe were 45% of sales in 1H2010; we believe sales to Europe are closer to 1/3 as some OEM sales are shipped out of Europe
- Southern Europe exposure minimal
- Generally match manufacturing costs and sales; primarily translation exposure
- European currencies generally represent approximately 55% of revenues (Euro 40%, Swedish Krona 10%, Norwegian Kroner 5%)
- 5¢ change in Euro historically results in approximately a 1¢ change in adjusted EPS assuming other currencies remain constant

Sales YTD 2010 By Region (1)


Americas 29%
Europe 45%
Asia & Middle East 26%

Orders YTD 2010 By Region (1)


Americas 35%
Europe 41%
Asia & Middle East 24%

(1) Based on shipping destination

Strong Financial Condition

- Strong balance sheet
  - Debt of $88 million, principal payments of $9 million in 2010, matures in 2013
  - Cash = $63 million
  - $136 million available on revolver
- Strong cash flow
  - LTM Adjusted EBITDA of $73 million

Note: As of 7/2/2010

	Three Months Ended				Delta	
	July 2, 2010		July 3, 2009		$	%
Orders	$	155.6	$	120.5	$ 35.1	29.1 %
Sales	$	123.0	$	129.2	$ (6.2)	(4.8)%
Gross Profit	$	43.0	$	44.6	$ (1.6)	(3.5)%
% of Sales		35.0%		34.5%		
SG&A Expenses	$	28.5	$	28.6	$ (0.1)	(0.3)%
R&D Expense		1.5		1.7	(0.2)	(9.5)%
Operating Expenses	$	30.0	$	30.3	$ (0.2)	(0.8)%
% of Sales		24.4%		23.4%		
Adjusted Operating Income	$	13.0	$	14.3	$ (1.3)	(9.3)%
% of Sales		10.5%		11.1%		
Adjusted Net Income	$	7.6	$	8.5	$ (0.9)	(10.1)%
% of Sales		6.2%		6.6%		
Adjusted Net Income Per Share	$	0.18	$	0.20	$ (0.02)	(10.8)%

Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Income Statement Summary

	Six Months Ended		Delta	
	July 2, 2010	July 3, 2009	$	%
Orders	$ 275.1	$ 243.6	$ 31.5	12.9 %
Sales	$ 242.9	$ 265.5	$ (22.6)	(8.5)%
Gross Profit	$ 84.7	$ 92.6	$ (7.8)	(8.5)%
% of Sales	34.9%	34.9%		
SG&A Expenses	$ 58.4	$ 58.1	$ 0.3	0.5 %
R&D Expense	3.1	3.1	0.1	2.0 %
Operating Expenses	$ 61.5	$ 61.2	$ 0.3	0.5 %
% of Sales	25.3%	23.0%		
Adjusted Operating Income	$ 23.2	$ 31.4	$ (8.2)	(26.0)%
% of Sales	9.6%	11.8%		
Adjusted Net Income	$ 13.4	$ 18.9	$ (5.5)	(29.1)%
% of Sales	5.5%	7.1%		
Adjusted Net Income Per Share	$ 0.31	$ 0.44	$ (0.13)	(29.5)%

Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Statement of Cash Flows Summary

	Six Months Ended	
	July 2, 2010	July 3, 2009
Net income	$ 1.4	$ 11.2
Non-cash expenses	5.4	7.8
Change in working capital and accrued liabilities	15.6	(5.9)
Other	5.0	4.8
Total Operating Activities	**27.4**	**17.9**
Capital expenditures	(5.5)	(5.9)
Other	0.1	0.1
Total Investing Activities	**(5.4)**	**(5.8)**
Repayments of borrowings	(3.8)	(2.5)
Other	0.6	(0.4)
Total Financing Activities	**(3.2)**	**(2.9)**
Effect of exchange rates on cash	(5.8)	-
Increase in cash	**13.0**	**9.2**
Cash, beginning of period	50.0	28.8
Cash, end of period	**$ 63.0**	**$ 38.0**

Note: Dollars in millions.

2010 Outlook Summary

Revenue Range			
2010 Organic growth (decline) (1)	(2)%	To	(5)%
2010 Total	$480 million	To	$495 million

EPS Range			
2010 Net income per share	$0.31	To	$0.38
2010 Adjusted net income per share (2)	$0.70	To	$0.77

Assumptions	
Asbestos coverage litigation	$13 million
Asbestos liability and defense costs	$4 million
Euro(3)	$1.23
Tax rate	32%
Interest expense	$7 million
Outstanding shares	43.5 million

(1) Excludes impact of acquisitions and foreign exchange rate fluctuations
(2) Excludes impact of asbestos coverage litigation, asbestos liability and defense costs, and restructuring and other related charges
(3) Assumed Euro rate of $1.23 (Spot rate as of 7/1/10) for 3rd and 4th quarters
(See Appendix for Non-GAAP reconciliation)

NOTE: Guidance as of 7/28/10

Appendix

Disclaimer

Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted operating income, EBITDA, adjusted EBITDA, organic sales growth (decline) and organic order growth (decline). Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense costs, asbestos coverage litigation expenses, and restructuring and other related charges to the extent they impact the periods presented. Adjusted net income, adjusted net income per share and projected adjusted net income per share present income taxes at an effective tax rate of 32%. Projected adjusted net income per share excludes actual and estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of non-recurring items, legacy asbestos issues and items outside the control of its operating management team (except in the case of EBITDA).

Sales and order information by end market are estimates. We periodically update our customer groupings in order to refine these estimates.

Non-GAAP Reconciliation

	Three Months Ended		Six Months Ended	
	July 2, 2010	July 3, 2009	July 2, 2010	July 3, 2009
Adjusted Net Income and Adjusted Earnings per Share				
Net income	$ 2,038	$ 4,366	$ 1,385	$ 11,227
Restructuring and other related charges	3,035	486	7,074	1,147
Asbestos liability and defense costs	542	1,482	1,977	3,127
Asbestos coverage litigation expenses	4,543	4,027	8,424	6,993
Tax adjustment to effective rate of 32%	(2,518)	(1,859)	(5,484)	(3,631)
Adjusted net income	$ 7,640	$ 8,502	$ 13,376	$ 18,863
Adjusted net income margin	6.2%	6.6%	5.5%	7.1%
Weighted average shares outstanding - diluted	43,564,812	43,245,990	43,496,948	43,237,856
Adjusted net income per share	$ 0.18	$ 0.20	$ 0.31	$ 0.44
Net income per share—basic and diluted in accordance with GAAP	$ 0.05	$ 0.10	$ 0.03	$ 0.26
Adjusted Operating Income				
Operating income	$ 4,834	$ 8,294	$ 5,727	$ 20,104
Restructuring and other related charges	3,035	486	7,074	1,147
Asbestos liability and defense costs	542	1,482	1,977	3,127
Asbestos coverage litigation expenses	4,543	4,027	8,424	6,993
Adjusted operating income	$ 12,954	$ 14,289	$ 23,202	$ 31,371
Adjusted operating income margin	10.5%	11.1%	9.6%	11.8%

Note: Dollars in thousands.

Non-GAAP Reconciliation

		Last Twelve Months July 2, 2010
EBITDA		
Net income	$	11,880
Interest expense		7,111
Provision for income taxes		5,091
Depreciation and amortization		14,825
EBITDA	$	38,907
EBITDA margin		7.7%
Adjusted EBITDA		
Net income	$	11,880
Interest expense		7,111
Provision for income taxes		5,091
Depreciation and amortization		14,825
Restructuring and other related charges		24,102
Asbestos liability and defense costs (income)		(3,343)
Asbestos coverage litigation expenses		13,173
Adjusted EBITDA	$	72,839
Adjusted EBITDA margin		14.5%

Sales & Order Growth

	Sales		Orders	
Three Months Ended July 3, 2009	$ 129.2		$ 120.5	
Components of Change:				
Existing businesses	(4.0)	(3.1)%	36.8	30.6 %
Acquisitions	1.0	0.8 %	1.0	0.8 %
Foreign currency translation	(3.2)	(2.5)%	(2.7)	(2.3)%
Total	(6.2)	(4.8)%	35.1	29.1 %
Three Months Ended July 2, 2010	$ 123.0		$ 155.6	

	Sales		Orders		Backlog at Period End	
Six Months Ended July 3, 2009	$ 265.5		$ 243.6		$ 326.9	
Components of Change:						
Existing businesses	(27.4)	(10.3)%	26.7	11.0 %	(10.3)	(3.2)%
Acquisitions	1.5	0.6 %	1.8	0.7 %	1.0	0.3 %
Foreign currency translation	3.3	1.2 %	3.0	1.2 %	(20.5)	(6.3)%
Total	(22.6)	(8.5)%	31.5	12.9 %	(29.8)	(9.1)%
Six Months Ended July 2, 2010	$ 242.9		$ 275.1		$ 297.1	

	Sales		Orders		Backlog at Period End	
Three Months Ended April 2, 2010	$ 120.0		$ 119.6		$ 281.3	
Components of Change:						
Existing businesses	9.0	7.5 %	42.2	35.3 %	32.8	11.6 %
Acquisitions	-	0.0 %	-	0.0 %	-	0.0 %
Foreign currency translation	(6.0)	(5.0)%	(6.2)	(5.2)%	(17.0)	(6.0)%
Total	3.0	2.5 %	36.0	30.1 %	15.8	5.6 %
Three Months Ended July 2, 2010	$ 123.0		$ 155.6		$ 297.1	

Note: Dollars in millions.

Non-GAAP Reconciliation

Colfax Corporation
Reconciliation of Projected 2010 Net Income Per Share to Adjusted Net Income Per Share
Amounts in Dollars
(Unaudited)

	EPS Range	
Projected net income per share - fully diluted	$ 0.31	$ 0.38
Restructuring and other related charges incurred year-to-date	0.11	0.11
Estimated restructuring and other related charges [1]	0.02	0.02
Asbestos coverage litigation expenses	0.20	0.20
Asbestos liability and defense costs	0.06	0.06
Projected adjusted net income per share - fully diluted	$ 0.70	$ 0.77

[1] Represents estimated restructuring and other related charges for actions implemented through July 28, 2010.